Operating Leases	12 Months Ended
Mar. 31, 2019
Disclosure Of Operating Lease [Abstract]
Operating Leases
38)	OPERATING LEASES

Leases as lessee

Non-cancellable operating lease rentals are payable as follows:

	As at March 31
Particulars	2018	2019
Less than one year	5,072	5,313
Between one and five years	17,015	16,648
More than five years	19,781	16,352
Total	41,868	38,313

The Group leases a number of offices under operating leases. The lease period ranges for a period of three to twelve years. Lease payments are increased after a specified period under such arrangements.

During the year ended March 31, 2019, USD 6,581 was recognized as rent expense under other operating expenses in profit or loss in respect of operating leases (March 31, 2018: USD 7,701, March 31, 2017: USD 3,831).